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                                                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 for the Tridex Corporation Non-Employee Directors' Stock Plan of our report dated February 13, 1998, which appears on page 13 of Tridex Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.

Price Waterhouse LLP
Hartford, Connecticut
May 12, 1998



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